Exhibit 10.3

THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

CONVERTIBLE PROMISSORY NOTE

$5,000	Effective Date: February 17, 2012

FOR VALUE RECEIVED, Sandalwood Ventures, Ltd., a Nevada Corporation (the “Company”), having an address of Riverside House, Riverside Drive, Aberdeen, United Kingdom AB11 7LH, hereby promises to pay to the order of MIH Holdings Ltd., and/or assigns (the “Holder”), at the offices of Holder, or such other place as may be designated by Holder to the Company in writing, the aggregate principal amount of Five Thousand Dollars ($5,000), together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.
Loan Amount.  This Convertible Promissory Note (this “Note”, “Promissory Note” or “Agreement”) evidences the loan of Five Thousand Dollars ($5,000), from the Holder to the Company (hereinafter referred to as the “Loan” or the “Principal”).

2.
Payment Terms.  The Company promises to pay to Holder the balance of Principal, together with accrued and unpaid interest, on  February 17, 2013 (the “Maturity Date”), unless this Note is earlier prepaid as herein provided or earlier converted into Common Stock (as hereinafter defined) of the Company pursuant to Section 3 hereof.  All payments hereunder shall be made in lawful money of the United States of America.  Payment shall be credited first to the accrued interest then due and payable and the remainder to Principal.

3.
Interest.  Interest on the outstanding portion of Principal of this Note shall accrue at a rate of eight percent (8%) per annum.  All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.  Such interest shall accrue and be paid upon the Maturity Date of the Loan.

a.
Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Nevada or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

b.
In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the principal balance.  The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

c.
If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding business day.

4.	Option to Convert this Note.

a.
At any time prior to the Maturity Date or prior to payment in full by the Company, Holder shall have the option to convert the unpaid principal balance of this Promissory Note, together with all accrued interest, into shares of common stock (the “Shares”, “Securities” and the “Common Stock”) of the Company (the “Conversion Option”) at the conversion price of $0.000357 per common share (the “Conversion Price” and each a “Conversion”);

b.
In order to exercise this Conversion Option, the Holder shall surrender this Promissory Note to the Company, accompanied by written notice of its intentions to exercise this Conversion Option, which notice shall set forth the principal amount of this Promissory Note to be converted and shall be in the form of Exhibit A, attached hereto (“Notice of Conversion”). Within ten (10) business days of the Company’s receipt of the Notice of Conversion and this Note, the Company shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder;

c.
In the event of the exercise of the Conversion Option, Holder shall cooperate with the Company to promptly take any and all additional actions required to make Holder a stockholder of the Company including, without limitation, in connection with the issuance of the Shares, such representations as to financial condition, investment intent and sophisticated investor status as are reasonably required by counsel for the Company. Holder shall be deemed to have automatically re-certified the Representations (defined below) at such time or times as Holder exercises its Conversion Option as provided herein, and the Company shall be able to rely on such re-certification for all purposes;

d.
The Company shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Conversion Option;

e.	Payment to Company prior to Holder’s delivery of a Notice of Conversion shall terminate Holder’s option to convert;

f.
Conversion calculations pursuant to this Section 4 shall be rounded to the nearest whole share of Common Stock, and no fractional shares shall be issuable by the Company upon conversion of this Note. Conversion of this Note shall be deemed payment in full of this Note and this Note shall thereupon be cancelled;

g.
If the Company at any time or from time to time on or after the effective date of the  issuance of this Note (the “Original Issuance Date”) effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased;

h.
All Shares of Common Stock which may be issued upon conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and be fully paid and non assessable; and

i.
On the date of any Conversion, all rights of any Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of Shares of Common Stock which this Note has been Converted.

5.	Redemption. This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note in cash to Holder.

a.	This Note may be prepaid in whole or in part at any time without penalty.

b.	Any partial prepayment shall be applied first to any accrued interest and then to any principal Loan amount outstanding.

6.	Representations and Warranties of the Company. The Company represents and warrants to Holder as follows:

a.
The execution and delivery by the Company of this Note (i) are within the Company’s corporate power and authority, and (ii) have been duly authorized by all necessary corporate action.  Further, the undersigned is a duly authorized representative of the Company and has been authorized by a resolution of the Board of Directors of the Company to exercise any and all documents necessary to effectuate the transaction contemplated hereby.

b.
This Note is a legally binding obligation of the Company, enforceable against the Company in accordance with the terms hereof, except to the extent that (i) such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights, and (ii) the availability of the remedy of specific performance or in injunctive or other equitable relief is subject to the discretion of the court before which any proceeding therefore may be brought.

c.
The Company represents to Holder that, pursuant to Rule 144 of the Securities Act of 1933, as amended (“Rule 144”), a “shell company” is defined as a company that has no or nominal operations; and, either no or nominal assets; assets consisting solely of cash and cash equivalents; or assets consisting of any amount of cash and cash equivalents and nominal other assets.  As such, the Company acknowledges that it is a “shell company” pursuant to Rule 144, and resales of its securities pursuant to Rule 144 may not be made until all of the following criteria set forth in Rule 144(i)(2) have been met: (1) the Company has ceased to be a shell company, (2) the Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (3) the Company has filed all of its required periodic reports (other than 8-k’s) for the prior one year period, and (4) a period of at least twelve months has elapsed from the date “Form 10 like information” was filed with the Securities and Exchange Commission (the “Commission”) reflecting the Company’s status as a non-shell company.

Because none of the Company’s securities can be resold pursuant to Rule 144, until at least a year after the Company the ceases to be a “shell company” and has complied with Rule 144(i)(2), any Shares that Holder purchases hereunder will have no liquidity until and unless such Securities are registered with the Commission, an exemption for sales can be relied upon other than Rule 144 and/or until a year after the Company has complied with the requirements of Rule 144(i)(2) as described above.  As a result, Holder may never be able to sell the Shares.  The Company has advised Holder that it may be substantially more difficult or impossible for the Company to fund its operations and pay its consultants with Company’s securities instead of cash.  Furthermore, the Company represents that it will be substantially more difficult for Company to obtain funding through the sale of debt or equity securities unless Company agrees to register such securities with the Commission, which could cause Company to expend additional resources in the future.  The Company’s status as a “shell company” is highly likely to prevent the Company from raising any additional funds, engaging consultants, using the Company’s securities to pay for any acquisitions, which could cause the value of the Company’s securities, if any, to decline in value or become worthless.  Furthermore, as the Company may not ever comply with Rule 144(i)(2), and the Holder may be forced to hold such Securities indefinitely.

7.	Representations, Warranties and Covenants of Holder. Holder represents and warrants to the Company, and agrees, as follows (collectively the “Representations”):

a.
This Note and any Conversion Shares issuable upon conversion of this Note are being acquired by Holder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof.

b.
Holder is a non “U.S. person” as such term is defined under Regulation S as promulgated by the Securities and Exchange Commission (“SEC”) under authority of the Securities Act; resides outside of the United States; was not solicited for an investment in the Company, by the Company or any person or entity acting on its behalf while it, was located within the United States; has not entered into this Agreement inside the United States; certifies under penalty of perjury that it is neither a citizen nor a resident of the United States and the following definitions and acknowledgements are applicable to the current purchase, and the issuance of the Common Stock and the transactions evidenced by this Agreement are exempt from registration pursuant to Regulation S of the Act; Holder further represents and warrants that Holder is familiar with Regulation S; Holder is receiving the Note for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States; and that "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

c.
Holder has sufficient knowledge and experience in financial and business matters and is capable of evaluating the risks and merits of Holder’s investment in the Company; Holder believes that Holder has received or had access to all information Holder considers necessary or appropriate to make an informed investment decision with respect to this Note; and Holder is able financially to bear the risk of losing Holder’s full investment in this Note.

d.
Holder understands that this Note and any Shares converted pursuant hereto have not been registered under the Securities Act or registered or qualified under any of the securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Prior to any proposed transfer of this Note or any Shares, Holder shall, among other things, give written notice to the Company of its intention to effect such transfer, identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Holder in this Section 7 and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each certificate issued to evidence any Shares shall bear a legend as follows:

"The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act.  The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts."

e.
The Holder has read and reviewed, and been provided an opportunity to ask questions regarding, the Company’s Registration Statement and periodic and current report filings (Form 10-Qs, Form 10-Ks and Form 8-Ks) on the Securities and Exchange Commission’s EDGAR webpage at www.sec.gov, including the risk factors, results of operations, description of business operations and audited and unaudited financial statements included therein.

8.
Certain Waivers by the Company.  Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

9.
Assignment by Holder.  If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, the holder hereof shall be deemed the “Holder” for all purposes under this Note.

10.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

11.
Costs and Fees.  Anything else in this Note to the contrary notwithstanding, in any action arising out of this Agreement, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees.  For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

12.
Governing Law.  It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Nevada, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

13.
No Third Party Benefit.  The provisions and covenants set forth in this Agreement are made solely for the benefit of the parties to this Agreement and are not for the benefit of any other person, and no other person shall have any right to enforce these provisions and covenants against any party to this Agreement.

14.
Jurisdiction, Venue and Jury Trial Waiver.  The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Nevada and that the Circuit Court in and for Las Vegas, Nevada, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

15.
Interpretation.  The term “Company” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies.  The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note, either voluntarily by act of the parties or involuntarily by operation of law.  Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation.

16.
WAIVER OF JURY TRIAL.  THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

17.
Entire Agreement.  This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

18.
Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original.  It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.  A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original.  A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

[Remainder of page left intentionally blank.  Signature page follows.]

IN WITNESS WHEREOF, the undersigned have caused this Convertible Promissory Note to be executed and delivered by a duly authorized officer on April 23, 2012, to be effective as of the effective date set forth above.

SANDALWOOD VENTURES, LTD. a Nevada Corporation

By: /s/ Edwin Slater
Edwin Slater, President

Holder:

MIH Holdings Ltd.

By: ___________________

Its: ___________________

Printed Name: ___________________

EXHIBIT A

Conversion Election Form

____________, 201_

Sandalwood Ventures, Ltd.
Riverside House, Riverside Drive
Aberdeen, United Kingdom AB11 7LH

Re:           Conversion of Promissory Note

Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Convertible Promissory Note of Sandalwood Ventures, Ltd. (the “Company”), in the principal amount of $5,000 (the “Note”), held by me (us), I (we) hereby elect to exercise my (our) Conversion Option (as such term in defined in the Note), in connection with $__________ of the amount currently owed under the Note (including $___________ of accrued interest), effective as of the date of this writing, which amount will convert into ________________ shares of the Company’s Common Stock (the “Conversion”).  In connection with the Conversion, I (we) hereby re-certify, re-confirm and re-warrant the Representations, as such Representations are defined in Section 7 of the Note.

Please issue certificate(s) for the applicable shares of the Company’s Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

___________________________
Name:

Please issue certificate(s) for Common Stock as follows:

______________________________________________
Name

If Entity:
Entity Name ___________________________

Signatory’s Position With Entity ________________________

______________________________________________
Address

______________________________________________
Social Security No. of Shareholder (if applicable)

Please send the certificate(s) evidencing the Common Stock to:

Attn:___________________________________________

______________________________________________
Address